        TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY


         NUMBER                                          SHARES
                               [DUANE READE LOGO]

TDR                              DUANE READE INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   THIS CERTIFICATE IS TRANSFERABLE        SEE REVERSE FOR CERTAIN DEFINITIONS
     IN BOSTON, MA OR NEW YORK, NY                CUSIP 263578 10 6

THIS CERTIFIES THAT




is the owner of:



             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.01 PER SHARE, OF



-------------------------------DUANE READE INC.--------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

 This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:



             /s/ HYMAN NEEDLEMAN      DUANE READE INC.    /s/ ANTHONY J. CUTI
                SECRETARY                CORPORATE        CHAIRMAN, PRESIDENT
                                           SEAL           AND CHIEF EXECUTIVE
                                           1992                   OFFICER
                                         DELAWARE


Countersigned and Registered
           BANKBOSTON, N.A.
                                Transfer Agent
                                 and Registrar

By     /s/ AUTHORIZED SIGNATORY

                                 Authorized Signature

                                 DUANE READE INC.

   The Company will furnish without charge to each stockholder, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- _________Custodian___________
TEN ENT -- as tenants by the entireties                              (Cust)           (Minor)
JT TEN  -- as joint tenants with right                             under Uniform Gifts to Minors
           of survivorship and not as                              Act ________________________
           tenants in common                                                 (State)

     Additional abbreviations may also be used though not in the above list.


    For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------



------------------------------------------



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



_______________________________________________________________________________



_______________________________________________________________________________



_______________________________________________________________________________



_________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated __________________________



              _________________________________________________________________
              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                      THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:





______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS,
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.